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                                                                   EXHIBIT 10.40

                       AMENDMENT NO. 10 TO LEASE AGREEMENT


         THIS AMENDMENT NO. 10 TO LEASE AGREEMENT ("Amendment") is dated as of October 1, 2004, by and between ST. PAUL PROPERTIES, INC., a Delaware corporation ("Landlord") and ATS MEDICAL, INC., a Minnesota corporation ("Tenant").

                               W I T N E S S E T H

         WHEREAS, Crow Plymouth Land Limited Partnership ("Crow"), as landlord, and Helix BioCore, Inc. ("Helix"), as tenant, entered into that certain Lease Agreement dated December 22, 1987 (the "Original Lease"), which Original Lease was amended by Amendment No. 1 to Lease Agreement dated January 5, 1989 (the "First Amendment"); and

         WHEREAS, Plymouth Business Center I Partnership ("Business Center") succeeded to Crow's interest in the Original Lease as amended by the First Amendment; and

         WHEREAS, Business Center and Helix further amended the Original Lease by Amendment No. 2 to Lease Agreement dated January 12, 1989 (the "Second Amendment"), Amendment No. 3 to Lease dated June 14, 1989 (the "Third Amendment") and Amendment No. 4 to Lease Agreement dated February 10, 1992 (the "Fourth Amendment"); and

         WHEREAS, Landlord has succeeded to the interest of Business Center in the Original Lease as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment; and

         WHEREAS, on May 10, 1992, Helix changed its name to ATS Medical, Inc.; and

         WHEREAS, Landlord and Tenant further amended the Original Lease by Amendment No. 5 to Lease Agreement (the "Fifth Amendment"), by Amendment No. 6 to Lease Agreement dated November 25, 1997 (the "Sixth Amendment"), by Amendment No. 7 to Lease Agreement dated May 10, 2000 (the "Seventh Amendment") by Amendment No. 8 to Lease dated December 14, 2000 (the "Eighth Amendment") and by Amendment No. 9 to Lease dated September 8, 2003 (the "Ninth Amendment"; the Original Lease, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment and the Ninth Amendment is hereinafter, the "Lease"); and

         WHEREAS, the Original Lease demised premises, as described therein (the "Original Premises"), which Original Premises were expanded pursuant to the First Amendment, which expansion space was surrendered pursuant to the Third Amendment, expanded again pursuant to the Fifth Amendment, the Sixth Amendment, the Seventh Amendment and the Eighth Amendment and reduced pursuant to the Ninth Amendment (the Original Premises, as so


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expanded and reduced are hereinafter, the "Existing Premises") such that, as of the date hereof, the Existing Premises consist of 26,706 rentable square feet;
and

         WHEREAS, Landlord and Tenant wish further to amend the Lease to once again expand the Existing Premises,

         NOW THEREFORE, in consideration of the premises and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Defined Terms. Unless the context otherwise indicates, all capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Lease.

         2. Expansion of Premises; Change in Proportionate Share. Effective as of October 16, 2004 (the "Expansion Space Commencement Date"), the Existing Premises shall be expanded by 6,362 rentable square feet as generally shown on Exhibit A attached hereto and made a part hereof (the "Expansion Space"; the Existing Premises, as so expanded shall be referred to herein as the "Premises") such that, as of October 16, 2004, the Premises shall consist of 33,068 rentable square feet. Effective as of the Expansion Space Commencement Date, Paragraph 4.E. of the Lease shall be amended to increase Tenant's "Proportionate Share" from 32.61% to 40.38% dividing 33,068 by 81,885.

         3. Expansion Space Term. The term of the lease for the Expansion Space shall commence on the Expansion Space Commencement Date and terminate on March 31, 2009 (the "Expansion Space Term"), subject to the provisions of Paragraph 4 of the Ninth Amendment, as said Paragraph 4 is amended pursuant to Paragraph 5(b) below.

         4. Base Rent. During the Expansion Space Term, Tenant shall pay base rent for the Premises in the amount of:

                  (a) Two Hundred Ninety Nine Eight Hundred Thirty Eight and 72/100ths Dollars ($299,838.72) per annum (Twenty Four Thousand Nine Hundred Eighty Six and 56/100ths Dollars ($24,986.56) per month) for the period from the Expansion Space Commencement Date through and including December 31, 2004;

                  (b) Three Hundred Nine Thousand One Hundred Eighty Five and 88/100ths Dollars ($309,3185.88) per annum (Twenty Five Thousand Seven Hundred Sixty Five and 49/100ths Dollars ($25,765,49) per month) for the period beginning on January 1, 2005 through and including December 31, 2006; and;

                  (c) Three Hundred Nineteen Thousand Eight Hundred Sixty Eight and 28/100ths Dollars ($319,868.28) per annum (Twenty Six Thousand Six Hundred Fifty Five and 69/100ths Dollars ($26,655.69) per month) for the period beginning on January 1, 2007 and ending on March 31, 2009,


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all without deduction or setoff therefrom, payable at the time and in the manner set forth in the Lease for the payment of base rent.

         5. Amendments.

                  (a) Subparagraphs 4(b) (except as to the period from January 1, 2005 through and including January 31, 2005) and 4(c) of the Ninth Amendment are deleted as of the Expansion Space Commencement Date.

                  (b) The amount "$126,947.76" appearing in Paragraph 4 of the Ninth Amendment is hereby deleted and the amount "$146,947.76" substituted therefor.

                  (c) Paragraphs 5 and 6 of the Ninth Amendment are hereby deleted in their entirety, it being understood and agreed that Tenant's lease of the Expansion Space as contemplated by this Amendment constitutes Tenant's exercise of the right of first offer contained in said Paragraph 5 and the base rent for the Expansion Space described in Paragraph 4 of this Amendment constitutes market rent as contemplated by Paragraph 6 of the Ninth Amendment.

                  (d) Effective on the Expansion Space Commencement Date, Exhibit A to the Lease is deleted and Exhibit B to this Amendment substituted therefor.

         6. Improvements. Prior to Tenant's occupancy of the Expansion Space, Landlord shall, at Landlord's sole cost and expense (a) re-carpet break room in the Expansion Space using building standard carpet; (b) steam clean the remaining carpet in the Expansion Space; (c) paint the office space in the Expansion Space using building standard colors and paint; and (d) re-open the "pass-through" that previously existed between the Existing Premises and the Expansion Space (the "Work").

         The parties understand and agree that Tenant is in possession of the Existing Premises on the date of this Amendment, and the parties further understand and agree that Tenant understands and agrees that that portion of the Work consisting of re-opening the pass-through will be performed during normal working hours in the Existing Premises. Landlord agrees that it will cause its contractors to use reasonable efforts not to interfere with Tenant's business operations in the Existing Premises; provided however, that Tenant agrees that Landlord shall be not be liable to Tenant for any loss, cost, damage or injury to persons or property or to the business of Tenant conducted in the Existing Premises arising from the performance of the Work by Landlord's contractors or any subcontractors. Tenant agrees to cooperate with Landlord and its contractors in terms of the scheduling of the Work.

         Except as expressly provided in this Paragraph 6, the Expansion Space shall be leased to Tenant in its then AS-IS, WHERE-IS, WITH ALL FAULTS condition.

         7. No Default. Tenant represents and warrants that after giving effect to the amendment contained herein, no Event of Default shall have occurred or be continuing under the


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Lease and no event shall have occurred which, with the serving of notice or the passage of time, shall mature into such an Event of Default.

         8. Reference to and Effect on the Lease.

                  (a) Upon the effectiveness of this Amendment, each reference in the Lease to "this Lease", "hereunder", "hereof" or words of like import referring to the Lease shall be a reference to the Lease as amended hereby.

                  (b) Except as specifically set forth above, the Lease remains in full force and effect and is hereby ratified and confirmed.

                  (c) Whenever there exists a conflict between this Amendment and the Lease, the provisions of this Amendment shall control.

         9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Minnesota.

         10. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute one and the same original.

         11. Counterparts. This Amendment may be executed in counterparts, all of which, when taken together, shall constitute one and the same original.

         12. Time of Essence. Time is of the essence as to each and every provision of this Amendment and the Lease.

         IN WITNESS WHEREOF, this Amendment has been executed as of the date first written above.

ST. PAUL PROPERTIES, INC.                 ATS MEDICAL, INC.


By: _____________________________         By: ______________________________
    Its: ________________________             Its: _________________________



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                                    EXHIBIT A

                                 Expansion Space

                              [floor plan of space]



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                                    EXHIBIT B

                               Exhibit A to Lease

                            [floor plan of building]